Share Capital, Reserves and Accumulated Deficit	12 Months Ended
Dec. 31, 2021
Share Capital, Reserves and Accumulated Deficit [Abstract]
SHARE CAPITAL, RESERVES AND ACCUMULATED DEFICIT

NOTE 12: SHARE CAPITAL, RESERVES AND ACCUMULATED DEFICIT

a.	The Company’s Ordinary shares of NIS 0.1 par value are traded on the TASE. The Company’s ADSs are listed for trading on the Nasdaq Capital Market in the U.S. Each ADS consist of 100 Company’s Ordinary shares.

Ordinary shares confer upon their holders voting rights and right to participate in the shareholders’ meeting, right to receive dividends and the right to participate in the excess of assets upon liquidation of the Company.

b.	On August 3, 2017, the Company held its Annual General Meeting of Shareholders, pursuant to which, inter alia, it was decided to increase the Company’s authorized share capital from 700,000,000 Ordinary Shares to 1,450,000,000 Ordinary Shares.